CREDIT LINE	12 Months Ended
Dec. 31, 2024
CREDIT LINE
CREDIT LINE

NOTE 10: - CREDIT LINE

2024 Facility Agreements:

During January 2024, the Company entered into two separate credit facility agreements with two banks (the “2024 Facility Agreements”), pursuant to which the Company may withdraw an aggregate amount of up to $100,000.

Borrowings under the 2024 Facility Agreements will accrue interest at a percentage rate per annum as specified in the Facility Agreements. An additional commitment fee of 0.32% will apply to any unused credit. The obligations of the Company under the 2024 Facility Agreements benefit from a negative pledge by the Company and are guaranteed by certain of the Company’s subsidiaries.

As of December 31, 2024, the Company did not withdraw any amounts in respect of the 2024 Facility Agreements.

The 2024 Facility Agreements ended and were and replaced with the 2025 Facility Agreements – refer to Note 19.